Exhibit 10.1

THIRD AMENDMENT

TO

REVOLVING PURCHASE, LOAN AND SECURITY AGREEMENT

This THIRD AMENDMENT TO REVOLVING PURCHASE, LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of January __, 2022, by and between UNIQUE LOGISTICS INTERNATIONAL, INC., a Nevada corporation (“Parent”), UNIQUE LOGISTICS HOLDINGS, INC., a Delaware corporation (“Holdings”) UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC, a Delaware limited liability company (“New York”), UNIQUE LOGISTICS INTERNATIONAL (BOS), INC., a Massachusetts corporation (“Boston” and, together with Parent Holdings and New York, collectively, “Seller”) and TBK BANK, SSB, a Texas State Savings Bank (“Purchaser”).

WHEREAS, Seller and Purchaser have entered into financing arrangements as set forth in that certain Revolving Purchase, Loan and Security Agreement, dated June 1, 2021, by and between Seller and Purchaser (as amended, restated, renewed, extended, supplemented, substituted and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, Seller has requested that Purchaser make certain amendments to the Loan Agreement in accordance with the terms hereof.

NOW, THEREFORE, upon the mutual agreements and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Loan Agreement.

2. Amendments.

(a) Maximum Facility. Section 37 of Exhibit 1 to the Loan Agreement is deleted in its entirety and the following substituted therefor:

“37. “Maximum Facility” – Forty Seven Million Five Hundred Thousand Dollars ($47,500,000).”

(b) Deletion of Certain Sections. Section 53 and Section 54 of Exhibit 1 to the Loan Agreement are each deleted in their entirety and the following substituted therefor:

“53. [Intentionally Omitted].

54. [Intentionally Omitted].”

(c) Base Rate. Section 3 of Schedule A to the Loan Agreement is deleted in its entirety and the following substituted therefor:

“3. Base Rate – The Base Index plus 3.00%”

3. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the receipt by Purchaser of an original (or electronic copy) of this Amendment duly authorized, executed and delivered by Seller.

4. Effect of this Amendment. Except as amended pursuant hereto, no other amendments or modifications to the Loan Agreement are intended or implied and in all other respects the Loan Agreement is hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Loan Agreement, the terms of this Amendment shall control.

5. Further Assurances. Seller shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Purchaser to effectuate the provisions and purposes of this Amendment.

6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Texas (without giving effect to principles of conflict of laws).

8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were upon the same instrument. Delivery of an executed counterpart of the signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment, and any party delivering such an executed counterpart of the signature page to this Amendment by facsimile to any other party shall thereafter also promptly deliver a manually executed counterpart of this Amendment to such other party, provided that the failure to deliver such manually executed counterpart shall not affect the validity, enforceability, or binding effect of this Amendment.

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2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their authorized officers as of the day and year first above written.

SELLER:

UNIQUE LOGISTICS INTERNATIONAL, INC.

By:
Name:	Sunandan Ray
Title:	CEO

UNIQUE LOGISTICS HOLDINGS, INC.

By:
Name:	Sunandan Ray
Title:	CEO

UNIQUE LOGISTICS INTERNATIONAL (NYC), LLC

By:
Name:	Sunandan Ray
Title:	CEO

UNIQUE LOGISTICS INTERNATIONAL (BOS), INC.

By:
Name:	Sunandan Ray
Title:	CEO

PURCHASER:

TBK BANK, SSB

By:
Name:
Title:

[Signature Page to Third Amendment to Loan Agreement]